SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 23, 2003


                            Daleen Technologies, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    0-27491                   65-0944514
  -------------------------------    ---------------        --------------------
 (State or other jurisdiction        (Commission            (IRS Employer
 of incorporation)                   File Number)            Identification No.)


           902 Clint Moore Road, Suite 230, Boca Raton, Florida         33487
           ----------------------------------------------------    -------------
               (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (561) 999-8000


                               Page 1 of 4 pages.

                        Exhibit Index begins on page 4.

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Item 5.        Other Events.

               Daleen Technologies, Inc. (the "Company") announced today that Empresa de Telecomunicaciones de Bogata, a telecommunications provider in Columbia, entered into a license and services agreement with the Company. The press release, dated June 23, 2003, issued by the Company with respect to this matter is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference in its entirety.


Item 7.        Financial Statements and Exhibits.

         (a)

         (b)

         (c) Exhibits

             Exhibit 99.1 Press Release, dated June 23, 2003




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                        Exhibit Index begins on page 4.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   DALEEN TECHNOLOGIES, INC.


                                     By:   /s/ Gordon Quick
                                           -------------------------------------
                                           Gordon Quick
                                           President and Chief Executive Officer

Dated:  June 23, 2003


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                        Exhibit Index begins on page 4.


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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press Release, dated June 23, 2003






                               Page 4 of 4 pages.